PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

Supplement dated March 7, 2013 to the Prospectus, Summary Prospectus and Statement of Additional Information dated October 31, 2012

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As of the close of business on April 8, 2013 (the “Closing Date”), Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) will be closed to new investors. As a result of significant increases in Fund assets, we believe closing the Fund to new investors is in the best interests of existing Fund shareholders.

Shareholders of the Fund, including omnibus accounts, on the Closing Date and that remain invested in the Fund after the Closing Date may continue to make additional investments in the Fund by subsequent purchases (including automatic investment plans), exchanges and dividend or capital gains reinvestments in accounts existing on the Closing Date. Both before and after the Closing Date, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

Investors, not owning shares of the Fund on the Closing Date, will not be eligible to purchase shares of the Fund after the Closing Date, except as described below:

•	Eligible shareholders who are exercising their one-time 90-day repurchase privilege in the Fund.

•	Investors who participate in certain group retirement plans or certain bank platforms or investors in existing wrap or discretionary fee-based programs that currently offer the Fund as an investment option and continue to offer the Fund as an investment option after the Closing Date may purchase shares of the Fund even if the investor did not own shares of the Fund on the Closing Date.

•	Mutual funds managed by PI.

•	Prudential Investments LLC (“PI”), the Fund’s manager, and Jennison Associates LLC (“Jennison”), the Fund’s investment subadviser, encourage their employees, particularly members of the Fund’s investment team, to own shares of the Fund. Accordingly, upon prior approval by PI’s and Jennison’s senior management team, members of the Fund’s investment team may open accounts in the Fund after the Closing Date.

•	Certain new defined benefit and group retirement plans that are considering the Fund as a potential investment option will be permitted to offer the Fund after the Closing Date, provided that such new plans have approved and selected the Fund as an investment option by May 8, 2013, although such accounts may be funded subsequent to May 8, 2013.

The Fund may resume sales of shares to all eligible investors at a future date if PI or Jennison determines it appropriate and if the Fund’s Board of Directors approves.

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